Restructuring	12 Months Ended
Dec. 31, 2025
Restructuring
Restructuring

9.Restructuring

On September 4, 2025, the Company announced that following a strategic review, the Company would sharpen its focused investment on its most important assets and implementing cost reduction measures accordingly. As a result of the initiatives announced in September 2025, the Company recorded CHF 0.5 million of net restructuring expenses in 2025, comprising CHF 2.1 million of termination benefits to be paid to the employees impacted by the restructuring, a CHF 1.8 million gain on curtailment related to the defined benefit liability, and less than CHF 0.1 million of expenses related to the acceleration of share-based compensation expenses.

As of December 31, 2025, the Company had a provision of CHF 0.3 million for termination benefits recorded under accrued expenses, compared to a provision of nil at the beginning of the year. The costs remaining in the provision are expected to be paid during the first quarter of 2026.

The curtailment event required a remeasurement of the defined benefit liability using updated actuarial assumptions and current fair value of plan assets, in accordance with IAS 19. The impact of the curtailment is to be recognized in the same period as the restructuring. As a result of the curtailment, the Company recognized a CHF 1.8 million gain in 2025, compared to nil in the corresponding years 2024 and 2023. The curtailment gain is non-cash and arises due to the acceleration or elimination of future benefit accruals under the defined benefit plan.